April 2022 Investor Call Wyoming

2 Disclaimer Forward Looking Statements This presentation contains “forward-looking statements.” Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. Such statements include those relating to pending acquisitions and associated costs, acreage, production, reserves, and other matters; drilling locations and potential drilling activities; production and sales volumes; proved, probable and possible reserves; operating and administrative costs; future operating or financial results; cash flow and anticipated liquidity; business strategy; future dividend policies and other matters. These forward-looking statements may generally, but not always, be identified by words such as “estimated”, “projected”, “potential”, “anticipated”, “forecasted” or other words that convey the uncertainty of future events or outcomes. Although we believe the expectations and forecasts reflected in these and other forward-looking statements are reasonable, we can give no assurance they will prove to have been correct. These statements are based on current plans and assumptions and are subject to a number of risks and uncertainties as further outlined in our Forms 10-K and 10-Q. Therefore, the actual results may differ materially from the expectations, estimates or assumptions expressed in or implied by any forward-looking statement, and we caution readers not to place undue reliance on these forward looking statements, which speak only as of the date of this presentation. In particular, the pending acquisition disclosed in this presentation may not be consummated or, if it is, may be consummated upon materially different terms than currently anticipated and set forth in this presentation, including, for instance, as a consequence of the exercise of preferential purchase rights held by third parties which may dramatically reduce the acreage, reserves and production acquired. We undertake no obligation to update these forward looking statements to reflect events or circumstances occurring after the date of this presentation. Current SEC rules regarding oil and gas reserves information allow oil and gas companies to disclose in filings with the SEC not only proved reserves, but also probable and possible reserves that meet the SEC’s definitions of such terms. We disclose only proved reserves in our filings with the SEC. Our proved reserves as of June 30, 2021, were estimated by our independent petroleum engineering firm. In this presentation, proved reserves associated with acquired properties and probable and possible reserves, have been estimated by the Company’s internal staff of engineers. Estimates of probable and possible reserves are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk. We also disclose proved and unproved drilling locations in this presentation. Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from these estimates. There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities. Factors affecting ultimate recovery include the scope of the Company’s drilling program, which will be directly affected by the decisions of the operators of our properties, availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, agreement terminations, regulatory approvals and actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of reserves may change significantly as development of the Company’s oil and gas assets provides additional data. Adjusted EBITDA is a non-GAAP financial measure that is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. It is also used to assess our ability to incur and service debt and fund capital expenditures. Our Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. The Company defines Adjusted EBITDA as net income (loss) plus interest expense, income tax expense (benefit), depreciation, depletion and amortization (DD&A), stock-based compensation, other amortization and accretion, ceiling test impairment and other impairments, unrealized loss (gain) on change in fair value of derivatives, and other non-cash expense (income) items. Cautionary Note Regarding Oil and Gas Reserves Non-GAAP Reconciliation - Adjusted EBITDA

3 N Y S E : E P M Company Overview NYSE American EPM Shares Outstanding (2/7/2022) 33.69 MM Share Price (4/1/2022) $7.19 52 Week Range (4/1/2022) $3.01-$8.17 Market Cap (4/1/2022) $242.2 MM Common Dividend (3Q 2022) $0.40 per share (annualized) Dividend Yield (4/1/2022) 5.6% (annualized) EPM Net Production (1H 2022) 5,400 BOEPD (55% Natural Gas, 29% Oil, 16% NGL) EPM Pro Forma Net Production1 ~8,000 BOEPD (62% Natural Gas, 25% Oil, 13% NGL) Proved Reserves2 (FYE 2021) 23.4 MMBOE (92% PDP) Pro Forma Proved Reserves3 37.3 MMBOE Total Debt (4/1/2022)4 $37.0 MM Net Income (2Q 2022) $6.8 MM Adjusted EBITDA5 (2Q 2022) $10.2 MM Delhi EPM Headquarters Houston, TX Asset Locations Hamilton Dome Barnett Shale Jonah Field (Closed April 2022) Williston Basin Evolution Petroleum is an oil and natural gas company focused on delivering a sustainable dividend yield to its shareholders through the ownership, management, and development of producing oil and natural gas properties. Our long-term goal is to build a diversified portfolio of oil and natural gas assets primarily through acquisition, while seeking opportunities to maintain and increase production through selective development, production enhancement, and other exploitation efforts. See Slide 18 in Appendix for footnotes.

4 Closed Jonah Field acquisition on April 1, 2022 Completed financial audit and pro forma financial information as required by the SEC for the Williston Basin acquisition that closed in January 2022 Held annual working interest owners meetings with new and existing operating partners to receive updates on activity at Delhi Field, Hamilton Dome, Barnett Shale, and Williston Basin Completed Spring redetermination and increased the credit facility borrowing base to $50MM A p r i l 2 0 2 2 Recent Updates Added additional costless collar hedges covering 25% of projected production for the next 12 months for the Jonah Field acquisition as required under the credit facility Paid 34th consecutive quarterly dividend, returning to pre-pandemic levels of $0.10/share

Prolific Natural Gas Field

Jonah Field

Overview

- Jonah Field is located within Wyoming's Green River Basin in Sublette County
- Produces from the Lance Pool consisting of 3,000' to 5,000' of gross thickness (~45% net pay) of over-pressured reservoir
- Jonah Energy, a top-tier, responsible, and established operator, has operated the asset since 2014
- The purchase price, including preferential rights exercised by Jonah Energy, was $27.5MM[1] with a 2/1/2022 effective date and closed on 4/1/2022
  - Preferential right exercised was valued at $1.9MM and included 53 wells in 29N 108W, section 25

Asset Highlights

- Long life reserves with sub-10% decline[2]
- Multiple takeaway options for gas sales – Kern (West Coast), NWPL (Northwest), Overthrust / REX (Midcontinent)

Statistics

Operator	Jonah Energy
Avg. Net Daily Prod (1H FY2022)	12,847 MCFEPD / 2,141 BOEPD
Acreage	~950 net acres, 100% HBP
Average WI% / RI% / LNRI% [3]	19.6% WI / 14.9% RI / 75.9% LNRI
Gross PDP Wells	595
Pricing	Opal - Northwest Pipeline
Commodity Split (Reserves) [4]	88% Gas / 6% Oil / 6% NGL
Net PDP Reserves[4]	38.0 BCFE / 6.3 MMBOE
Net PDP Reserves / Net Production (R/P) [4]	8.1 years



WY
Hamilton Dome
~100 miles
Jonah Field
Sublette County
N
29N 108W
29N 107W
~950
Net Acres
28N 108W
0
1
2
MILES



Marketing Optionality
OR
ID
WY
SD
NE
NWPL
Ruby
Opal
Cheyenne Hub
TBPL
REX
SSCGP
CPP
CIG
Denver
NV
UT
CO
KS
CA
Kern River
NWPL
TC
AZ
NM
TX
OK

Notes:

1. Purchase price of $27.5MM reflects preferential rights exercised and is subject to customary closing adjustments including a deposit of $1.5MM paid at PSA signing.
2. Estimated annual decline rate for first two years.
3. Mathematical average of 595 PDP wells.
4. Company engineered reserves as of 2/1/2022 at 12/31/2021 SEC prices of $3.64/MMBTU and $66.55/bbl.

EVOLUTION Petroleum Corporation

5

6 1,231 7,982 409 3,630 571 2,141 G r o w i n g D a i l y P r o d u c t i o n T h r o u g h A c q u i s i t i o n s O v e r t h e L a s t 2 Ye a r s Scaling Evolution Through Acquisitions Asset Hamilton Dome (Wyoming) Barnett Shale (Texas) Williston Basin (North Dakota) Jonah Field(1) (Wyoming) Date Announced - 11/6/2019 3/30/2021 1/14/2022 2/9/2022 FY2022E Acquisition Price - $9.5 MM $18.2 MM $25.9 MM $27.5 MM(2) - Operator - 1H FY2022 Avg. Daily Production(3,4) 1,231 BOEPD 409 BOEPD 3,630 BOEPD 571 BOEPD 2,141 BOEPD 7,982 BOEPD Commodity Mix(3,5,6,7,8) (Reserves) 80% Oil 20% NGL 100% Oil 73% Gas 26% NGL 1% Oil 76% Oil 14% NGL 10% Gas 88% Gas 6% NGL 6% Oil 43% Oil 40% Gas 17% NGL Pro Forma Proved Reserves(3) 8.2 MMBOE(5) 1.8 MMBOE(5) 11.3 MMBOE(6) 9.7 MMBOE(7) 6.3 MMBOE(8) 37.3 MMBOE Net Acreage ~3,600 ~620 ~21,000 ~47,500 ~950 ~73,670 Working Interest / Revenue Interest 23.9% / 26.2% 23.5% / 19.7% 17.0% / 14.0% 38.7% / 32.5% 19.6% / 14.9% - Avg. 5-yr. Forward Strip at Acquisition - Oil $51.97 Gas $2.55 Oil $52.21 Gas $2.62 Oil $68.11 Gas $3.38 Oil $73.46 Gas $3.46 Oil $82.12(9) Gas $4.33(9) 1H FY2022 Production (BOEPD) See Slide 18 in Appendix for footnotes.

Company Pro Forma with Williston Basin & Jonah Field Acquisitions

EPM Daily Production



Projections
Jonah Field
Williston Basin
Barnett Shale
Hamilton Dome
Delhi Field
BOEPD
Acquisition of Jonah Field
Acquisition of Williston Basin
Acquisition of Barnett Shale
Acquisition of Hamilton Dome
Working Interest Reversion at Delhi
Planned Facility Downtime at Delhi
Beginning of 9-month Shut-in of CO_2 Supply Line for Repairs
Jul-14
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
Jul-19
Jan-20
Jul-20
Jan-21
Jul-21
Jan-22

EVOLUTION Petroleum Corporation

7

Acquisitions Diversify & Strengthen Proved Reserves Base

EPM Pro Forma: Diversified Portfolio

Pro Forma Annualized Revenue (1)



13.9%
$124.7MM
43.1%
43.0%

Pro Forma Daily Production(2,3)



Commodity Type:
Oil
NGLs
Gas
13.1%
25.2%
8.0 MBOE/D
61.7%

Pro Forma Proved Reserves (MMBOE)(4)



17.5%
37.3 MMBOE
43.0%
39.5%

Pro Forma Proved Reserves by Classification(4)



0.4%
Classification:
PDP
PDNP
PUD
24.3%
37.3 MMBOE
75.3%

Pro Forma Daily Production(1,2)

Commodity	Pro Forma Daily Production(2)
Oil	~2,000 BOPD
NGL	~1,000 BPD
Gas	~30,000 MCFD
Total	~8,000 BOEPD

Asset Locations



Hamilton Dome
~620 Net Acres
Jonah Field
~950 Net Acres
(Closed April 2022)
WY
ND
Williston Basin
~47,500 Net Acres
(Closed January 2022)
Delhi
~3,600 Net Acres
Barnett Shale
~21,000 Net Acres
TX
LA

Notes:
1. Pro Forma Revenue is October 2021 through December 2021 including the Williston Basin and Jonah Field acquisitions as if they had been owned during that time.
2. Gas conversion ratio of 6:1; NGL ratio of 1:1.
3. Estimated average net production 6 months ended 12/31/2021. Excluding 130 BOEPD associated with Giddings Field accumulated royalties received in Q2 FY2022. Pro forma daily production includes the Williston Basin and Jonah Field acquisitions
4. EPM Reserves as of 7/1/2020 at 6/30/2021 SEC prices less 1H FY 2022 Production. Barnett reserves are Company adjusted for ethane rejection; see slide 20 in Appendix. Williston Basin Company engineered reserves as of 1/1/2022 at 12/31/2021 SEC prices of $3.64/MMBTU and $66.55/bbl. Jonah Field Company engineered reserves as of 2/1/2022 at 12/31/2021 SEC prices of $3.64/MMBTU and $66.55/bbl.

EVOLUTION Petroleum Corporation

8

Established PDP Production with Significant Upside

Williston Basin

Overview

- Assets located in the Williston Basin in western North Dakota in McKenzie, Golden Valley, and Billings Counties
- Production primarily from the Three Forks, Pronghorn, and Bakken formations
- Assets operated by Evolution's partner, Foundation Energy Management
- Acquisition closed on 1/14/2022 with an effective date of 6/1/2021 and net purchase price of $25.9 MM

Asset Highlights

- Evolution is able to propose, fund, and drill wells via a joint development agreement with Foundation
- Acquisition and a moderate capex drilling program will allow for reinvestment of free cash flow to maximize shareholder value
- Large inventory of documented upside drilling locations

Statistics

Operator	Foundation Energy Management
Avg. Net Daily Prod (1H FY2022)	571 BOEPD
Acreage	~47,500 net acres, 84.4% HBP
Average WI% / RI% / LNRI% [1]	38.7% WI / 32.5% RI / 84.0% LNRI
Gross PDP Wells	73
Pricing	Williston Basin Sweet (WBS)
Commodity Split (Reserves) [2]	76% Oil / 14% NGL / 10% Gas
Net PDP Reserves / Net PUD Reserves[2]	2.2 MMBOE / 7.4 MMBOE
Net PDP Reserves / Net Production (R/P) [2]	10.3 years


MT
ND
Richland
McKenzie
Dawson
Wibaux
Golden Valley
~47,500 Net Acres
Dunn
ND
MN
Williston Basin Province
MT
SD
WY
Billings
Stark
N
0 5 10 15
MILES

Notes:
1. Mathematical average of 73 PDP wells.
2. Company engineered reserves as of 1/1/2022 at 12/31/2021 SEC prices of $3.64/MMBTU and $66.55/bbl.

EVOLUTION Petroleum Corporation

9

High-Quality Drilling Locations

Significant Upside Nestled in Williston Acquisition

Williston 3P Reserves by Classification[1,2]



4.4%
0.3%
14.4%
50.4 MMBoe
53.4%
27.5%
Classification:
PDP
PDNP
PUD
PROB
POSS

Williston 3P Reserves by Commodity[1,2]



14.3%
10.2%
50.4 MMBoe
75.5%
Commodity Type:
Oil
NGLs
Gas

Proved Undeveloped[1,2]

- 50 Pronghorn/Three Forks 2-mile lateral locations classified as SEC Proved Undeveloped[3]
- Infrastructure in place and drilling pads already built on majority of locations
- Years of high-quality drilling inventory
- Expected drilling and completion costs ~$6.5-$7.0MM/well
- *50+% IRR at current strip* [4]

Probable & Possible[1,2]

- 390 remaining Pronghorn/Three Forks 2-mile lateral locations classified as Probable or Possible
- 106 of these locations are expected to meet all Proved requirements except for SEC 5-year rule[3]
- With further development in the field, many of these Probable and Possible locations could be reclassified as Proved Undeveloped

Notes:
1. Gas conversion ratio of 6:1; NGL ratio of 1:1
2. Williston Basin Company engineered reserves as of 1/1/2022 at 12/31/2021 SEC prices of $3.64/MMBTU and $66.55/bbl.
3. SEC Proved Undeveloped locations are planned with ability to be drilled within 5 years.
4. 4/4/2022 strip pricing.

10

EVOLUTION Petroleum Corporation

Working Interest Owners Meetings in March 2022

Operating Partners Update

Williston Basin, Foundation Energy

- Permitting top three identified low risk Bakken behind pipe recompletions to be executed early FY2023
- Identified a group of potential low risk development projects to be permitted as early as Q4 of FY2022 and execution to begin shortly thereafter
- Evolution and Foundation working together to identify top tier locations for new drill wells in the Three Forks/Pronghorn with goal of spudding first well mid-year FY2023
- Expected capex through 1H FY23 ~$2.1MM

Barnett Shale, Diversified Energy

- Performed 25 workovers with average payout of ~1.5 months, ~2,900 Mcfpd gross total uplift, and ~38% under budget
- Identifying return to sales wells through strategic management of water disposal
  - 20 wells returned to sales for ~2,650 Mcfpd gross total uplift
  - Working on upgrading saltwater disposal system
- Optimizing field operations to increase production and cost savings
- Expected capex through 1H FY23 ~$0.5MM

Hamilton Dome, Merit Energy

- Restored production to pre-pandemic rates, continue to evaluate shut-in wells
- Plan to consolidate tank batteries so vapor recovery system can be installed to further reduce emissions below State & Federal standards
- Evaluating the potential of production from shallower formations
- Expected capex through 1H FY23 ~$1.2MM

Delhi Field, Denbury

- Proposed a heat exchanger project that would improve field operations and provide cost savings
- Three conformance projects identified and undergoing approval process
- Expected capex through 1H FY23 ~$1.5MM

11

EVOLUTION Petroleum Corporation

Delhi Heat Exchanger

FY 2023 Denbury Capital Project

Evolution participating in installation of 3 heat exchangers at Delhi Central Facility



Cooled CO_2
Heated Inlet fluids
Cold Inlet fluids
Hot CO_2

Project Objectives:

- Heat from compressed CO_2 recycled stream will warm cold production fluids before entering the EOR facility, reducing winter downtime
- Cooled recycled CO_2 stream increases injection rates in the warm summer months
- Provide stable NGL processing during the cold winter months
- Reduce LOE by removing current heating/cooling equipment

Estimated Project Costs:

- Estimated net spend for this project is $1.2MM
  - ~$0.1MM is anticipated to be spent in FY2022
  - Remaining $1.1MM to be spent throughout the first half of FY2023
- The project is expected to be operational in Q3 FY2023

Cooler CO_2 Temperatures Increase Injection Rates



Reduced CO_2 injection rates due to warmer temperatures
CO_2 Purchase Line Down
Months

Warmer Inlet Fluid Temperatures Reduce Winter Downtime



During cold weather, inlet production temperatures can cause downtime in the plant
Oil
NGL
Days

EVOLUTION Petroleum Corporation

12

13 $5.83 $6.35 $9.03 $4.70 $3.45 $2.83 $8.27 $9.33 $10.27 $13.43 $15.25 $16.59 $4.95 $7.25 $5.66 $5.34 $6.20 $1.30 FY17A FY18A FY19A FY20A FY21A 1H22A 1H22 Pro Forma $ /B O E Lease Operating Expenses (LOE) & Cash G&A(2) CO2 Expenses Other LOE Cash G&A 0.0x 0.0x 0.0x 0.0x 0.0x 0.1x < 1.0x 33.1 33.2 33.2 33.0 33.3 33.6 33.6 0.0 10.0 20.0 30.0 40.0 50.0 60.0 0.0 0.5 1.0 1.5 2.0 2.5 3.0 FY17A FY18A FY19A FY20A FY21A FYTD22 Annualized FYTD22 Pro Forma S h a re s O u ts ta n d in g ( M M ) T o ta l D e b t / A d ju st e d E B IT D A Total Debt/ Adjusted EBITDA & Shares Outstanding Debt/ Adj EBITDA Shares Outstanding $20.0 $23.8 $26.1 $12.9 $8.1 $37.4 $0.603 $0.716 $0.787 $0.389 $0.244 $1.113 $0.000 $0.150 $0.300 $0.450 $0.600 $0.750 $0.900 $1.050 $1.200 $1.350 $1.500 $1.650 $1.800 $1.950 $2.100 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 FY17A FY18A FY19A FY20A FY21A FYTD22 Annualized FYTD22 Pro Forma $ /S h a re $ M M Adjusted EBITDA ($MM) Adjusted EBITDA Adj EBITDA/ Weighted Share A d d i n g S i g n i f i c a n t S c a l e w i t h C o n s e r v a t i v e L e v e r a g e & w i t h o u t D i l u t i n g S h a r e h o l d e r s Evolution’s Growth Story 2,105 2,042 2,025 2,035 2,430 5,400 ~8,000 0.023 0.022 0.022 0.023 0.027 0.059 0.087 0.000 0.010 0.020 0.030 0.040 0.050 0.060 0.070 0.080 0.090 0.100 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 FY17A FY18A FY19A FY20A FY21A 1H22A 1H22 Pro Forma B O E /D ilu te d S h a re B O E P D Average Daily Production (BOE/day) Jonah Field Pro-Forma Williston Pro-Forma Barnett Shale Hamilton Dome Giddings Delhi Total Production / Weighted Share $19.05 $22.93 $24.96 $23.47 $24.90 $20.72 Notes: 1. 1H22 Pro Forma excludes Giddings volumes. 2. Cash G&A excludes stock-based compensation (1)

14 $0 $20 $40 $60 $80 $100 $120 $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 W T I A ve ra g e O il P ri ce Q u a rt e rl y D iv id e n d P e r S h a re Common Stock Dividends WTI EIA Avg Price for Quarter C o n s i s t e n t l y P a i d D i v i d e n d s T h r o u g h C o m m o d i t y C y c l e s Common Stock Dividends vs. Average Oil Price Cumulative Payout Dec’13 – Dec’21 ~$84MM ($2.51/share) Note: 1. WTI average oil price represents the average of daily close prices for WTI within the associated quarter as reported by EIA. For Quarter ended 3/31/2022, average price through 2/22/2022. (1) 3Q22 Dividend Increased to $0.10/share

NYSE: EPM

Evolution's Value Proposition

Attractive Dividend Supports Total Shareholder Return
- Consecutively paid dividends since 2013
- Currently ~5.6% yield at $0.40/share annually

Solid Financial Position
- Low leverage at less than 1x pro forma debt/Adjusted EBITDA

High Quality, Low Risk, Long-lived Asset Base
- Low production decline and positive cash flow; 20+ years remaining life
- Potential upside drilling and workover opportunities in recently acquired Williston Basin and Barnett Shale assets

Consistent Track Record of Generating Cash Flow
- 9 years of positive operating cash flow
- Substantial additional free cash flow from recent acquisitions

Executing a Disciplined Growth Plan
- Closed Jonah Field acquisition on April 1, 2022
- Closed Williston Basin acquisition on January 14, 2022
- Closed Barnett Shale acquisition on May 7, 2021
- Closed Hamilton Dome field acquisition on November 1, 2019
- Positioned to execute future acquisitions and disciplined development with conservative leverage

$84 Million
In Dividends Returned to Shareholders Since December 2013

Current Dividend Yield (Annualized 3Q22)
5.6%

Per Share Returned to Shareholders Since December 2013
$2.51

EVOLUTION Petroleum Corporation

15

REACH US

Contact Information

1155 Dairy Ashford, Suite 425
Houston, TX 77079

info@evolutionpetroleum.com

+1 713 935 0122

www.evolutionpetroleum.com

Thank you for your interest in **Evolution Petroleum Corporation**
NYSE: EPM

Management Team

Jason Brown | President & CEO | Founder of LongBow Energy, Co-founder of Halcon Resources, RBC Richardson Barr, Petrohawk | jbrown@evolutionpetroleum.com

Ryan Stash | Senior Vice President & CFO | Harvest Oil & Gas, Wells Fargo Securities, Ernst & Young | rstash@evolutionpetroleum.com

Board of Directors

Robert Herlin | Evolution Petroleum Chairman & Co-founder

Edward DiPaolo | Halliburton, Duff & Phelps

William Dozier | Vintage Petroleum, Santa Fe Minerals & Amoco

Kelly Loyd | JVL Advisors, LLC, RBC Capital

Marjorie Hargrave | President & CFO of Enservco

16

EVOLUTION
Petroleum Corporation

17 Appendix

18 Footnotes Slide 3: 1. Pro Forma 1H FY2022 net production includes recent acquisitions in the Williston Basin and Jonah Field but excludes 130 BOEPD associated with past royalties in the Giddings Field that accumulated over a period of approximately three years and were received in Q2 FY2022. 2. Reserves from June 30, 2021 Fiscal Year End Reserves Report. Reserves determined using gas conversion ratio of 6:1; NGL ratio of 1:1. Proved reserves as of June 30, 2021 do not include Williston Basin or Jonah Field assets. 3. EPM Reserves as of 7/1/2021 at 6/30/2021 SEC prices less 1H FY 2022 Production. Barnett reserves are Company adjusted for ethane rejection; see slide 20 in Appendix. Williston Basin Company engineered reserves as of 1/1/2022 at 12/31/2021 SEC prices of $3.64/MMBTU and $66.55/bbl. Jonah Field Company engineered reserves as of 2/1/2022 at 12/31/2021 SEC prices of $3.64/MMBTU and $66.55/bbl. Jonah Field acquisition. 4. Effective March 4, 2022, the borrowing base was increased from $40MM to $50MM. There was $4MM borrowed at 12/31/2021 and a total of $33MM borrowed for the Williston Basin and Jonah Field acquisitions. 5. See Non-GAAP Reconciliation disclosure on slide 2 and Non-GAAP Reconciliation table in the Appendix. Slide 6: 1. See “Forward Looking Statements” on slide 2. 2. Jonah Field acquisition price of $27.5MM reflects preferential rights exercised and is subject to customary closing adjustments including a deposit of $1.5MM paid at PSA signing. The effective date of the transaction is February 1, 2022 with a closing date of April 1, 2022. 3. Gas conversion ratio of 6:1; NGL ratio of 1:1. 4. Estimated average net production 1H FY 2022 (6 months ended 12/31/2021) excluding 130 BOEPD from past royalties in the Giddings Field that accumulated over a period of approximately three years and were received in Q2 FY2022. 5. EPM Reserves as of 7/1/2021 at 6/30/2021 SEC prices of $2.47/MMBTU and $49.72/bbl, less 2022 1H Production. 6. Barnett reserves as of 7/1/2021 at 6/30/2021 SEC prices of $2.47/MMBTU and $49.72/bbl, less 2022 1H Production. Barnett reserves are Company adjusted for ethane rejection, see slide 20 in Appendix. 7. Williston Basin Company engineered reserves as of 1/1/2022 at 12/31/2021 SEC prices of $3.64/MMBTU and $66.55/bbl. 8. Jonah Company engineered reserves as of 2/1/2022 at 12/31/2021 SEC prices of $3.64/MMBTU and $66.55/bbl. 9. 4/4/2022 strip pricing.

Non-GAAP Reconciliation

Adjusted EBITDA Reconciliation

Adjusted EBITDA is a non-GAAP financial measure that is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure or historical costs basis. It is also used to assess our ability to incur and service debt and fund capital expenditures. Our Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flows provided by (used in) operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner.

The Company defines Adjusted EBITDA as net income (loss) plus interest expense, income tax expense (benefit), depreciation, depletion and amortization (DD&A), stock-based compensation, other amortization and accretion, ceiling test impairment and other impairments, unrealized loss (gain) on change in fair value of derivatives, and other non-cash expense (income) items.

	Year Ended						
	FY17	FY18	FY19	FY20	FY21	Q2FY22	FYTD22
EBITDA Calculation ($ in 000s)							
Net Income (Loss)	8,044	19,618	15,377	5,937	(16,438)	6,832	12,050
+ Interest Expense	82	111	117	111	91	51	102
+ Income Tax Expense (Benefit)	4,841	(3,432)	3,482	(2,181)	(4,984)	1,745	3,264
+ DD&A	5,719	6,012	6,253	5,761	5,167	1,224	2,752
+ Stock-Based Compensation	1,181	1,367	888	1,286	1,258	329	527
+ Other amortization and accretion	60	90	-	25	10	-	-
+ Impairments	-	-	-	-	24,938	-	-
- Unrealized (Gain)Loss on Derivatives	14	-	-	1,911	(1,911)	-	-
- Other Non-cash (Income)	17	-	-	-	(12)	-	-
Adjusted EBITDA	19,956	23,766	26,117	12,850	8,119	10,181	18,695

19

EVOLUTION Petroleum Corporation

20 B a r n e t t R e s e r v e s Ethane Rejection Reconciliation Barnett Reserves as of 7-1-21 @ 6/30/2021 SEC Price Net Oil MBO Net Gas MMcf Net NGL BOE MBOE(1) Ethane Recovery (FYE 2021) 85 48,571 4,879 13,059 Ethane Rejection (Company Engineered) 87 52,516 3,135 11,975 Difference 3 3,946 -1,744 -1,084 Difference, % 2.96% 8.12% -35.75% -8.30% • FYE2021 Barnett reserves were modeled in ethane recovery • In FY2022 the operator of the Barnett assets has been electing to reject ethane due to the price of natural gas compared to ethane in order to maximize revenue; the operator expects to remain in ethane rejection at current pricing forecasts • Evolution adjusted FYE 2021 Barnett reserves to reflect ethane rejection, see summary table below • Although revenue and asset value increased, the total number of MBOE decreased Notes: 1. Gas conversion ratio of 6:1; NGL ratio of 1:1.